                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report dated April 20, 1998, in the Registration Statement on Form S-1 and related Prospectus of Wendt-Bristol Health Services Corporation and Subsidiaries.


                                               /s/ HAUSSER + TAYLOR LLP
                                               ------------------------


Columbus, Ohio
September 23, 1998